Exhibit 99.1

THE CHILDREN'S PLACE ANNOUNCES PROMOTIONS AND APPOINTMENTS OF KEY EXECUTIVES

Maegan Markee Appointed to the New Role of Brand President; Sheamus Toal
Promoted to Chief Operating Officer and Chief Financial Officer; Mary Beth Sheridan joins the Company in the New Role of Chief Merchant

SECAUCUS, N.J., August 1, 2023 —The Children’s Place, Inc. (Nasdaq: PLCE), the largest pure-play children’s specialty apparel retailer in North America, today announced the appointment of Maegan Markee to the new role of Brand President, the promotion of Sheamus Toal as the Company’s Chief Operating Officer and Chief Financial Officer, and the hiring of Mary Beth Sheridan as the Company’s Chief Merchant, all effective immediately.

Jane Elfers, President and Chief Executive Officer said, “I am thrilled to announce the promotions and expanded scope for Maegan and Sheamus and to welcome Mary Beth to our team. I am looking forward to partnering with Maegan, Sheamus and Mary Beth to advance our top and bottom line growth initiatives as we work together to ensure that a digital-first mindset remains at the forefront of the Company’s decision-making. With our industry-leading digital penetration, it is imperative that our entire team stays laser focused on digital growth.”

In the new role of Brand President, Ms. Markee will have oversight for all customer facing activities across the Company’s Family of Brands and will continue to report to Ms. Elfers. Ms. Markee will have oversight for Design, Sourcing, Merchandising, Marketing, Planning, Allocation and the Company’s Wholesale and International businesses.

Ms. Elfers commented, “Maegan architected the Company’s marketing transformation and played an integral part in accelerating our transformation to a digital-first Company and implementing our Amazon marketplace strategy. Maegan’s deep digital expertise and her cross-functional leadership throughout the Company’s strategic transformation makes her the ideal executive to lead the growth of our brands.”

In the expanded role of Chief Operating Officer and Chief Financial Officer, Mr. Toal will continue to report to Ms. Elfers and will have oversight for IT, Logistics, Distribution and Store Operations, in addition to his current responsibilities for Finance, Accounting, Investor Relations, Real Estate and Legal.

Ms. Elfers continued, “Sheamus has been a key contributor since the day he joined our team. Sheamus has a very strong appreciation for our digital transformation, and he is focused on the significant opportunities now available to us to continue to optimize our expense structure and our store fleet, and to streamline our operations as we continue to execute our transformation. Sheamus’ extensive specialty retail operating experience makes him particularly well suited to take on these additional operating responsibilities and the combination of finance and operational oversight under one leader provides important synergies as we transform to a more agile and nimble digital-first model.”

In the new role of Chief Merchant, Mary Beth Sheridan will have direct responsibility for Merchandising, Sourcing, Planning and Allocation and will report to Ms. Markee.

Ms. Elfers concluded, “I have worked with Mary Beth previously, and am confident that she has the experience and skill set necessary to quickly identify growth opportunities on both the top and bottom lines and to develop collaborative, cross-functional strategies to achieve them. Marybeth’s results-driven mindset will help us continue to build momentum with our millennial and Gen Z customers.”

Executive Bios

Ms. Markee has been with the Company for over 13 years, holding executive positions of increasing responsibility. She graduated with a Bachelor of Science in Marketing from Quinnipiac University.

Mr. Toal joined The Children’s Place in October 2022 and previously spent over 16 years with New York & Company where he held several senior level finance and operational positions as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer, culminating in his role as Chief Executive Officer from 2020-2021. He graduated Magna Cum Laude with a Bachelor of Science in Accounting from St. John’s University and is a Certified Public Accountant.

Ms. Sheridan was most recently a Chief Merchandising Officer at Anthropologie from September 2020 to February 2023. Prior to that she was with Macy’s for over seven years in executive roles, culminating as Group Vice President, Merchandising, Digital, Product Development and Design. Ms. Sheridan also spent over 20 years with Lord & Taylor where she held executive roles of increasing responsibility, including as Senior Vice President, GMM of Menswear and Childrenswear. She graduated Magna Cum Laude with a Bachelor of Science in Business Administration from the Boston College Carroll School of Management.

About The Children’s Place

The Children’s Place is the largest pure-play children’s specialty apparel retailer in North America. The Company designs, contracts to manufacture, sells at retail and wholesale, and licenses to sell fashionable, high-quality merchandise predominantly at value prices, primarily under the proprietary “The Children’s Place”, “Place”, “Baby Place”, “Gymboree”, “Sugar & Jade” and “PJ Place” brand names. The Company has online stores at www.childrensplace.com, www.gymboree.com, www.sugarandjade.com and www.pjplace.com and, as of April 29, 2023, the Company had 599 stores in the United States, Canada, and Puerto Rico and the Company’s five international franchise partners had 212 international points of distribution in 15 countries.

Forward-Looking Statements

This press release contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:  Investor Relations (201) 558-2400 ext. 14500

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